                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of May
                                          ---------
29, 2001, by and between Odetics, Inc., a Delaware corporation (the "Company"),
                                                                     -------
with its executive offices located at 1515 S. Manchester Ave., Anaheim CA 92802, and Castle Creek Technology Partners LLC with its principal place of business at 111 W. Jackson Blvd., Suite 2020, Chicago, IL 60604 (the "Initial Purchaser").
                                                          -----------------

                                   RECITALS
                                   --------

     A. In connection with the Securities Purchase Agreement of even date herewith between the Company and the Initial Purchaser ("Securities Purchase
                                                         -------------------
Agreement"), the Company has agreed, upon the terms and subject to the
---------
conditions contained therein to issue and sell to the Initial Purchaser (i) a Senior Convertible Promissory Note Secured by Deed of Trust ("Note") that is
                                                              ----
convertible into shares ("Conversion Shares") of the Company's Class A common
                          -----------------
stock, $.10 par value (the "Common Stock"); and (ii) a Closing Warrant, a
                            ------------
Prepayment Warrant, and, upon the occurrence of certain conditions, a Default Warrant, (each a "Warrant" and, when taken together with all of the Warrants
                  -------
issuable under the Securities Purchase Agreement, the "Warrants") entitling the
                                                       --------
holder thereof to purchase the number of shares of Common Stock set forth in the Securities Purchase Agreement (the "Warrant Shares").
                                    --------------

     B. To induce the Initial Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.
 --------------

                                  AGREEMENTS
                                  ----------

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and the Initial Purchaser hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a)  "Purchasers" means the Initial Purchaser and any transferees or
                ----------
assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

          (b)  "register," "registered," and "registration" refer to a
                --------    ----------        ------------
registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness
                   --------
of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").
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

          (c)  "Registrable Securities" means the Conversion Shares and the
                ----------------------
Warrant Shares issued or issuable with respect to any of the Warrants (without regard to any limitations on conversion or exercise) and any shares of capital stock or other securities issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Note, the Warrants, the Conversion Shares or the Warrant Shares or any other Registrable Securities.

          (d)  "Registration Statement" means a registration statement of the
                ----------------------
Company under the Securities Act pursuant to the provisions of this Agreement.

          (e)  "SEC" means the U.S. Securities and Exchange Commission,
                ---

     1.2  Capitalized Terms. Capitalized terms used herein and not otherwise
          -----------------
defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                  ARTICLE II
                                 REGISTRATION
                                 ------------

     2.1  Demand Registration. (a) At any time after November 29, 2001, the
          -------------------
Purchaser shall have the right to deliver to the Company a written notice demanding that the Company file, in accordance with the provisions of this
Article II, a Registration Statement under the Securities Act covering the Registration of all the Registrable Securities which can legally be Registered at the time the Registration Statement is to be declared effective.

          (b) If the Company gives a notice of its election to pre-pay any portion of the Note prior to November 29, 2001, and the Purchaser elects to convert all or any portion of the principal outstanding under the Note into Conversion Shares in accordance with the terms of the Note the Purchaser shall have the right to deliver to the Company a written notice demanding the Company file a Registration Statement under the Securities Act covering all the Registrable Securities which can legally be Registered at the time the Registration Statement is to be declared effective.

          (c) The Company shall prepare and on or prior to twenty (20) days after any demand under Section 2.1(a) or 2.1(b) file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available) to effect a registration of all of the Registrable Securities which can legally be Registered at the time the Registration Statement is to be declared effective. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of the Initial Purchaser (which approval shall not be unreasonably withheld or denied)) and its counsel prior to its filing or other submission.

          (d) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to postpone or suspend, for a period of time not to exceed thirty (30) days (the "Blackout Period"), the filing of a Registration
                              ---------------
Statement pursuant to this Section 2.1, if the Board of Directors of the Company determines in good faith that any such filing would:

               (i) materially impede, delay or otherwise interfere with any pending material financing, acquisition, corporate reorganization or other transaction involving the Company for which the Board of Directors has authorized negotiations;

               (ii) materially impair the ability to consummate any pending material offering or sale of any class of securities by the Company; or

               (iii) require disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders;

provided, however, that the Company shall only be entitled to exercise its rights with respect to the Blackout Period once during any 12-month period.

     2.2  Underwritten Offering.  If any offering pursuant to a Registration
          ---------------------
Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Initial Purchaser shall have the right to select legal counsel to represent it and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

     2.3  Payments by the Company.  The Company shall cause each Registration
          -----------------------
Statement required to be filed pursuant to Section 2.1 hereof to become effective as soon as practicable, but in no event later than the ninetieth
(90th) day following the applicable demand  (the "Registration Deadline").  If a
                                                  ---------------------
Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 or Section 3.2 hereof is not declared effective by the SEC on or before the applicable Registration Deadline (a "Registration Failure"), or if after such Registration Statement has been
 --------------------
declared effective by the SEC, sales of all the Registrable Securities covered thereby cannot be made pursuant to such Registration Statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Purchasers) (a "Registration
                                                        ------------
Suspension"), then the Company shall make payments to the Purchasers in such
----------
amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In the event of a Registration Failure, the Company shall pay to the Purchasers an amount equal to (A) the Multiplier (as defined below) times (B) the Proposed
                                                      -----
Maximum Aggregate Offering Price stated on the cover page of the Registration Statement times (C) the number of months (prorated per day for partial months)
          -----
following the applicable Registration Deadline prior to the date the applicable Registration Statement filed pursuant to Section 2.1 or Section 3.2 is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to the Purchasers an amount equal to (D) the Multiplier times (E) the Proposed Maximum Aggregate Offering Price stated on the cover page
-----
of the Registration Statement times (F) the number of months (prorated per day
                              -----
for partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all such Registrable Securities can again be made. With respect to any given Registration Statement, amounts to be paid pursuant to this Section 2.3 shall be paid pro rata to Purchasers based upon the number of Conversion Shares and/or Warrant Shares owned by them (including, for these purposes, Conversion Shares issuable upon full conversion of the Note (being a partial conversion if determined before maturity) and Warrant Shares issuable upon full exercise of each Warrant by each Purchaser, in each case without regard to any limitations upon exercise and conversion contained therein) and shall be paid in cash. Such payments shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period. For purposes of this Section 2.3, the "Multiplier" is equal to (a) for the first thirty (30) days in the aggregate of
 ----------
any Registration Failures and Registration Suspensions, 0.01; (b) for the second thirty (30) days in the aggregate of any Registration Failures and Registration Suspensions, 0.015; (c) for the third thirty (30) days in the aggregate and all successive thirty (30) day periods thereafter in the aggregate of any Registration Failures and Registration Suspensions, 0.02. Without limiting the foregoing, the Company shall not permit any Registration Statement after it becomes effective to cease to be effective or available for use for five consecutive trading days or ten trading days in any twelve month period.

     2.4  Piggy-Back Registrations. If at any time the Company shall file with
          ------------------------
the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each holder of Registrable Securities or securities convertible into or exercisable for Registrable Securities ("Holder"), written notice to each holder of Registrable Securities or securities convertible into or exercisable for Registrable Securities not later than 15 Business Days prior to the anticipated filing date of such Registration Statement. Such notice shall offer to include in such Registration Statement such Registrable Securities as each such Holder may request, subject to the conditions set forth herein. Should any Holder desire to include any of such Registrable Securities in such Registration Statement, such Holder shall so advise the Company in writing not less than 10 calendar days after receipt of the Company's notice, setting forth the number of shares of Common Stock which such Holder desires to have included in the Registration Statement.

     2.5  Reduction of Offering. Notwithstanding anything contained herein, if
          ---------------------
the managing underwriter of an offering described in Sections 2.1, 2.2, 2.3 or
2.4 delivers a written opinion to the Holders of the Registrable Securities to be included in such offering stating that because of the size of the offering that the Holders, the Company and any other Person intend to make, the success of the offering would be materially and adversely affected by inclusion of any such securities, the amount of securities to be included in such offering shall only be so many of such securities as the managing underwriter believes will not jeopardize the success of the offering and the securities to be included shall be apportioned (x) in the case of an offering described in Section 2.1 or 2.2 hereof, first to the Holders making the demand; second, pro rata among the
                                                        --- ----
Registrable Common Securities held by all other Holders desiring to register Registrable Securities thereon; and third, to the Company; (y) in the case of an offering described in Section 2.4 hereof, first to the Company and/or the holders of Common Stock being registered other than upon exercise of rights created by Section 2.4; second, pro rata among all Holders of Registrable
                                --- ----
Securities according to the total number of shares of Registrable Securities requested for inclusion by said Holders; and third, to any other holders of Common Stock (collectively, the "Priorities").
                    ----------

     2.6  Provisions Cumulative. The respective rights of the Holders of
          ---------------------
Registrable Securities pursuant to Sections 2.1, 2.2, 2.3 and 2.4 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under another such Section.

     2.7  Eligibility for Form S-3. The Company represents and warrants that it
          ------------------------
is currently eligible to register the resale of the Conversion Shares, Warrant Shares and all Registrable Securities by the Purchaser on a Registration Statement on Form S-3 under the Securities Act for the account of Purchaser. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other actions which may be required so as to maintain such eligibility for the use of Form S-3.

                                  ARTICLE III
                          OBLIGATIONS OF THE COMPANY
                          --------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations, including with respect to each Registration Statement required to be filed hereunder:

     3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 and available for use at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and
(ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchaser) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold or the manner of such sale, whether pursuant to Rule 144 or otherwise (the "Registration Period"). The Registration Statement
                               -------------------
(including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

     3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and immediately available for use at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. If, at any time after failure to pay all obligations due under the Note at Maturity, the number of shares available under a

Registration Statement filed pursuant to this Agreement is, at any time, insufficient to cover one hundred fifty percent (150%) of the Registrable Securities issued or issuable upon full conversion of the Note and exercise of all the Warrants (in each case, without giving effect to any limitation on conversion or exercise thereof) held by any Purchaser and required to be covered by such Registration Statement pursuant to Section 2.1, 2.2 or this Section 3.2, the Company shall amend, if permissible, the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover two hundred percent (200%) of the Registrable Securities issued or issuable to such Purchaser upon such exercise or conversion (in each case, without giving effect to any limitation on conversion or exercise thereof), in each case, as soon as practicable, but in any event within five (5) business days. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within five (5) business days with respect to an amendment and ten (10) business days with respect to a new Registration Statement (each such deadline also being a "Registration Deadline").

     Notwithstanding the foregoing, in the event the SEC reviews an amendment or a new Registration Statement filed pursuant to this Agreement and so long as (i) the Company in good faith uses its best efforts to address and resolve each and all of the SEC comments made pursuant to such review and (ii) the Purchaser may sell up to and including 100% of the Registrable Securities under an effective Registration Statement which is immediately available for use so that all of the Registrable Securities may be sold in reliance thereon, then the Company shall not be subject to the payment provisions of Section 2.3 until such date of not more than thirty (30) days from the date when such Registration Deadline or Registration Failure first occurred.

     3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all the amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

     3.4 The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5 In the event the Purchaser in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or Section
3.2 hereof elect underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible (but in any event within five (5) days) to prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission, and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment (or other applicable document) to each Purchaser as such Purchaser may request in writing.

     3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and the Company shall immediately notify by facsimile each Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     3.8 The Company shall permit a counsel designated by the Initial Purchaser to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

     3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     3.10  Intentionally Omitted.

     3.11  Intentionally Omitted.

     3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.13 From and after Closing, the Company shall cause the listing and the continuation of listing of all the Registrable Securities on Nasdaq National Market and the Company and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

     3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     3.15 The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request, and, within one (1) business day after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.
                                                       ---------

     3.16 At the request of any Purchaser and to the extent permitted by applicable law, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     3.17 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

     3.18 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     3.19 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than Purchasers with respect to Registrable Securities) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1, 2.2 or 3.2 hereof without the consent of the Initial Purchaser.

     3.20 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon conversion of the Convertible Securities or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends and other similar transactions.

                                  ARTICLE IV
                         OBLIGATIONS OF THE PURCHASERS
                         -----------------------------

     In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations:

     4.1 Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

     4.2 Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

     4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or advice that a supplement or amendment is not required and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Purchaser's obligations under this paragraph shall in no way limit the Company's obligations under this Agreement or Purchaser's rights or remedies against the Company with respect to any breach or threatened breach by the Company of any such obligations.

     4.5 Without limiting a Purchaser's rights under Section 2.1, 2.2 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions. Without implication that the contrary would otherwise be true, it is expressly understood and agreed that no Purchaser shall be required to participate in any such underwritten distribution.

                                   ARTICLE V
                           EXPENSES OF REGISTRATION

     All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of the Inspectors selected by the Initial Purchaser pursuant to Section 3.11, hereof shall be borne by the Company.

                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each,
                                                  ------------
an "Indemnified Person"), against any losses, claims, damages, liabilities or
    ------------------
expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such
          ------
Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The
                                                          ----------
Company shall reimburse each such Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

     6.2 In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against
                                                 -----------------
any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall not be liable under this Agreement (including this Section 6.2 and Article VII) for any amount that exceeds the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Purchaser if it holds Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                  ARTICLE VII
                                 CONTRIBUTION
                                 ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                 ARTICLE VIII
                        REPORTS UNDER THE EXCHANGE ACT
                        ------------------------------

     With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:
                                             --------

     8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     8.2 Furnish to each Purchaser so long as such Purchaser holds Convertible Securities or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                                  ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS
                       ---------------------------------

     The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Convertible Securities or the Registrable Securities, so long as such securities held by a transferee represent, on an as converted or exercised basis, as the case may be, not less than an aggregate of 50,000 shares of Common Stock (Conversion Shares and Warrant Shares combined) if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of a Purchaser hereunder with respect to any Registrable Securities not transferred (and not represented by Convertible Securities or the Warrant transferred) shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Convertible Securities or the Warrant representing other Registrable Securities. Any such transferee who succeeds to rights hereunder shall be deemed to have a separate agreement with the Company independent of this Agreement.

                                   ARTICLE X
                       AMENDMENT OF REGISTRATION RIGHTS
                       --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Initial Purchaser. In the event of the assignment of rights hereunder pursuant to
Article IX, the Company shall not take any action pursuant to such assignment of rights that would adversely affect Initial Purchaser's rights hereunder without Initial Purchaser's consent. In addition, should the Company take any action or refrain from any action with respect thereto, Initial Purchaser shall be entitled to, at its option, have the Company take such action or refrain from such action with respect to Initial Purchaser hereunder.

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     11.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Convertible Securities or the Warrant which may be converted into or exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Convertible Securities or the Warrant, as the case may be).

     11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine-generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

     If to the Company:

          Odetics, Inc.
          1515 S. Manchester Avenue
          Anaheim, California 92802

           Telecopy:  714-780-7857
           Attention: Greg Minor

     with a copy to:

           Stradling Yocca Carlson & Rauth
           660 Newport Center Drive, Suite 1600
           Newport Beach, California 92660
           Telecopy:  949-725-4100
           Attention: K. C. Schaaf, Esq.

if to any Purchaser, at such address as such Purchaser, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

     11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The Company irrevocably consents to the jurisdiction of the federal courts located in Chicago, Illinois in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.5 This Agreement, the Securities Purchase Agreement, the Note, the Warrants, the Deed of Trust and the Indemnity Agreement (including all schedules and exhibits to such agreements and documents and all certificates and opinions required by such agreements and documents) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Note, the Warrants, the Securities Purchase Agreement, the Deed of Trust and the Indemnity Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX, the rights of a Purchaser hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Purchaser's margin or brokerage accounts.

     11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.10 In the event Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining participant, in such Registration Statement, pro rata based on the number of shares of Registrable Securities then held by such participant. Without implication that the contrary would otherwise be true, for purposes of this paragraph, all Convertible Securities and Warrants then outstanding shall be assumed converted into and exercised for Registrable Securities (without giving effect to any limitations on conversion or exercise).

     11.11 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

ODETICS, INC.


By:     /s/ Gregory A. Miner
    _____________________________________

     Name:  Gregory A. Miner
           ______________________________

     Title: C.O.O.
            _____________________________


PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC
By:  CASTLE CREEK PARTNERS, L.L.C.
Its: Investment Manager


By:     /s/ Thomas A. Frei
    _____________________________________

     Name:  Thomas A. Frei
           ______________________________

     Title: Managing Director
            _____________________________

                                                                       EXHIBIT 1
                                                                 to Registration
                                                                Rights Agreement
                                     [Date]
[Name and address
of transfer agent]

     RE: ODETICS, INC.

Ladies and Gentlemen:

     We are counsel to Odetics, Inc., a Delaware corporation (the "Company"),
                                                                   -------
and we understand that [Name of Purchaser] (the "Holder") has purchased from the
                                                 ------
Company a Promissory Note Secured by Deed of Trust (the "Note") convertible into
                                                         ----
shares of the Company's common stock, no par value (the "Common Stock") and/or a
                                                         ------------
Warrant to purchase shares of Common Stock. The Note and the Warrants were purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of May __, 2001, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of May __,
 ---------
2001, by and among the Company and the signatories thereto (the "Registration
                                                                 ------------
Rights Agreement"), the Company agreed with the Holder, among other things, to
----------------
register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities
                                                                     ----------
Act"), upon the terms provided in the Registration Rights Agreement.  In
---
connection with the Company's obligations under the Registration Rights Agreement, on _______________, 200_, the Company filed a Registration Statement on Form S-_____ (File No. 333- __________) (the "Registration Statement") with
                                                 ----------------------
the Securities and Exchange Commission (the "SEC") relating to the Registrable
                                             ---
Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

  [Other appropriate customary language reasonably acceptable to holder to be included.]

                                    Very truly yours,



cc:  [Name of Purchaser]